Exhibit 23.01
              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-25049.

                               ARTHUR ANDERSEN LLP